SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 1, 2001
                        (Date of earliest event reported)



                                  NAVTECH, INC.
               (Exact name of Registrant as specified in charter)



             Delaware                  0-15362                  11-2883366
----------------------------   ------------------------   ----------------------
(State or other jurisdiction     (Commission File No.)         (IRS Employer
of incorporation)                                         Identification Number)


          2340 Garden Road, Suite 102, Monterey, California      93940
          ------------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)



       Registrant's telephone number, including area code: (519) 747-9883
                                                           ---------------

Item 2.           Acquisition or Disposition of Assets.

                  On February 1, 2001, Navtech, Inc. acquired all of the issued and outstanding shares of common and preferred stock of Airware Solutions Inc., a Canadian company. The consideration paid to the common stockholders of Airware consisted of an aggregate of 133,560 shares of Navtech common stock and warrants to acquire 56,000 shares of Navtech common stock at an exercise price of $1.25 per share. The preferred stockholders of Airware received a cash payment of $50,000 Canadian (approximately $33,500 US). Concurrently with the closing of the acquisition, Navtech settled certain obligations of Airware by issuing an aggregate of 76,323 shares of its common stock and making cash payments totaling $112,000 Canadian (approximately $75,000 US). Navtech used working capital to satisfy its cash requirements in connection with the acquisition. The acquisition was accounted for as a purchase.

                  Airware develops leading edge scheduling systems for the global airline industry.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (a)  Financial Statements of Businesses Acquired.

                  The  financial  statements  required by this item are
             not included in this CURRENT report on Form 8-K but will be filed by amendment not later than 60 days after the date that this initial report on Form 8-K is required to be filed.

             (b)  Pro Forma Financial Information.

                   The  financial  statements  required by this item are
             not included in this CURRENT report on Form-K but will be filed by amendment not later than 60 days after the date that this initial report on Form 8-K is required to be filed.

             (c)  Exhibits.

                  Exhibit No.    Description

                  7.1 Share Purchase Agreement dated February 1, 2001 among Navtech, Inc., Jose Gomide, Mario Guzzi, Daniel Vatne, Karin Vatne, James J Rowan and Les Enterprises Ligeti Inc.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                              NAVTECH, INC.

Dated: February 16, 2001                             By:/s/ David Strucke
                                                        ------------------------
                                                        David Strucke
                                                        Chief Financial Officer

EXHIBIT 7.1


THIS SHARE PURCHASE AGREEMENT is made as of the 1st day of February, 2001

                                 B E T W E E N:

          NAVTECH, INC., a corporation incorporated under the laws of the State of Delaware

          (hereinafter referred to as "Navtech")

                                                               OF THE FIRST PART

                           - and -

          JOSE GOMIDE ("Jose"), MARIO GUZZI ("Mario"), DANIEL VATNE ("Daniel"), KARIN VATNE ("Karin"), JAMES J. ROWAN ("James"), and LES ENTREPRISES LIGETI (1991) INC. ("Ligeti") (Jose, Mario, Daniel, Karin, James and Ligeti collectively referred to as the "Vendors")

                                                              OF THE SECOND PART


                  WHEREAS Navtech desires to acquire all of the issued and outstanding common shares and preferred shares in the capital of Airware Solutions Inc./Solutions Airware Inc. ("Airware"), all of which are owned by the Vendors (collectively, the "Airware Shares"), and to issue its shares or cash, as applicable, in payment;

                  AND WHEREAS the Vendors desire to sell the Airware Shares and to receive shares of Navtech or cash, as applicable, in payment.

                  NOW THEREFORE in consideration of the premises and the mutual covenants herein contained, the sum of $10 paid by each party to the other, and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties), the parties hereto covenant and agree as follows:

ARTICLE 1
                                 INTERPRETATION

1.1      Defined Terms.

                  In this Agreement and in the Schedules hereto, unless there is something in the subject matter or context inconsistent therewith, the following terms and expressions will have the following meanings:

(a)  "Airware"   means  Airware   Solutions   Inc./Solutions   Airware  Inc.,  a
     corporation incorporated under the laws of Canada;

(b) "Airware Business" means the business carried on by Airware which involves the development of scheduling systems for airlines;

(c) "Airware Financial Statements" means the unaudited financial statements of Airware as at and for the fiscal year ended May 31, 2000 consisting of the balance sheet and the statements of loss and deficit and cash flow, together with the notes thereto, a copy of which is attached hereto as
     Schedule 1.1(k) (Airware Financial Statements), all prepared in accordance with generally accepted accounting principles;

(d) Airware Interim Financial Statements" means the unaudited financial statements of Airware for the seven month period ended December 31, 2000, a copy of which is attached hereto as Schedule 1.1(n) (Airware Interim Financial Statements);

(e) "Airware Leases" means the leases under which Airware currently leases real property, as listed in Schedule 3.2(25) (Airware Leases) attached;

(f) "Airware Leased Premises" means all premises leased by Airware under the Airware Leases;

(g)  "Airware   Licences"   means  all  of  the  licences,   registrations   and
     qualifications to do business held by Airware;

(h) "Airware Shares" means collectively the Common Shares and the Preferred Shares;

(i)  "Airware Statements Date" means May 31, 2000;

(j) "Affiliate" means affiliate as defined in the Canada Business Corporations Act;

(k) "arm's length" has the meaning ascribed to such term under the Income Tax Act (Canada);

(l) "Business Day" means any day other than a day which is a Saturday, a Sunday or a statutory holiday in the City of Montreal;

(m) "Closing Date" means February 1, 2001, or such other date as Mario and Jose, on behalf of the Vendors, and Navtech may agree upon;

(n) "Closing Time" means 11:00 a.m. in the City of Montreal on the Closing Date or such other time on the Closing Date as the parties hereto may agree upon;

(o) "Common Shares" means the issued and outstanding common voting shares in the capital of Airware;

(p) "Condition of Airware" means the condition of the assets, liabilities, business, operations, activities, earnings, prospects, affairs or financial position of Airware;

(q) "Encumbrances" means mortgages, charges, pledges, security interests, liens, encumbrances, actions, claims, demands, equities and priorities of any nature whatsoever or howsoever arising and any rights or privileges capable of becoming any of the foregoing;

(r) "generally accepted accounting principles" means the accounting principles so described and promulgated by the Canadian Institute of Chartered Accountants which are applicable as at the date on which any calculation made hereunder is to be effective or as at the date of any financial statements referred to herein, as the case may be;

(s) "Government Charges" means and includes all taxes, customs duties, rates, levies, assessments, reassessments and other charges, together with all penalties, interest and fines with respect thereto, payable to any federal, provincial, municipal, local or other government or governmental agency, authority, board, bureau or commission, domestic or foreign;

(t) "Navtech Shares" means the shares of the common stock in the capital of Navtech (at US $0.001 par value);

(u) "Navtech Warrant" means a warrant to purchase one (1) Navtech Share during the one (1) year period from the Closing Date at an exercise price equal to the closing price of the Navtech Shares on the OTCBB on the Closing Date in the form set out in Schedule 1.1(u) hereto;

(v) "OTCBB" means the Over-The-Counter Electronic Bulletin Board of the National Association of Securities Dealers;

(w) "person" means and includes any individual, corporation, partnership, firm, joint venture, syndicate, association, trust, government, governmental agency or board or commission or authority, and any other form of entity or organization;

(x) "Preferred Shares" means the issued and outstanding non-voting, redeemable preferred B shares in the capital of Airware;

(y)  "Purchase  Price" has the  meaning  ascribed  to such term in  Section  2.2 hereof;

(z) "Securities Act" means the Securities Act of 1933 (United States), as amended; and

(aa) "Warranty Claim" means a claim made by either the Vendors or Navtech based on or with respect to the inaccuracy or non-performance or non-fulfillment or breach of any representation or warranty made by the other party contained in this Agreement or contained in any document or certificate given in order to carry out the transactions contemplated hereby.

1.2      Best of Knowledge.

                  Any reference herein to "the best of the knowledge" of Navtech, Jose or Mario will be deemed to mean the actual knowledge, as the case may be, and the knowledge which they would have had if they had conducted a diligent inquiry into the relevant subject matter. Any reference herein to "the best of the knowledge" of the Vendors (excluding Navtech, Jose or Mario) will be deemed to mean the actual knowledge, as the case may be, and the knowledge which they would have had if they had conducted a reasonable inquiry into the relevant subject matter. Any reference herein to "the best of the knowledge" of the Vendors will be deemed to mean, in the case of each category of Vendor described in the two preceding sentences, the respective nature of actual knowledge described in those sentences.

1.3 Currency and Payment Obligations.

                 Except as otherwise expressly provided in this Agreement, all dollar amounts referred to in this Agreement are stated in Canadian dollars and any payment contemplated by this Agreement shall be made by cash, certified cheque, wire transfer, or any other method that provides immediately available funds.

1.4      Schedules.

                  The schedules listed below and attached to this Agreement (the "Schedules") are incorporated into this Agreement by reference and are deemed to form part hereof.

          Schedule 1.1(k)   -       Airware Financial Statements
          Schedule 1.1(n)   -       Airware Interim Financial Statements
          Schedule 1.1(u)   -       Navtech Warrant form
          Schedule 3.1(2)   -       Navtech Regulatory Approvals
          Schedule 3.1(3)(b)-       Navtech Constating Documents
          Schedule 3.2(4)   -       Airware Ownership
          Schedule 3.2(5)   -       Airware Contractual and Regulatory Approvals
          Schedule 3.2(6)(b)-       Airware Constating Documents
          Schedule 3.2(15)  -       Airware Additional Liabilities
          Schedule 3.2(20)  -       Airware Litigation
          Schedule 3.2(22)  -       Airware Bank Accounts
          Schedule 3.2(25)  -       Airware Leases
          Schedule 3.2(28)  -       Airware Leases of Personal Property
          Schedule 3.2(29)  -       Airware Intellectual Property
          Schedule 3.2(32)  -       Airware Restrictions on Doing Business
          Schedule 3.2(35)  -       Airware Material Contracts
          Schedule 3.2(37)  -       Airware Employment Agreements
          Schedule 3.2(39)  -       Airware Employee Plans
          Schedule 3.2(40)  -       Airware Insurance
          Schedule 3.2(41)  -       Airware Government Assistance

1.5      Choice of Law and Attornment.

                  This   Agreement   shall  be  governed  by  and  construed  in
accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. The parties agree that the courts of the Province of Ontario will have non-exclusive jurisdiction to determine all disputes and claims arising between the parties.

1.6      Interpretation Not Affected by Party Drafting.

                  The parties acknowledge that their respective legal counsel have reviewed and participated in settling the terms of this Agreement, and the parties agree that any rule of construction to the effect that any ambiguity is to be resolved against the drafting party shall not be applicable in the interpretation of this Agreement.

1.7      Time of Essence.

                  Time shall be of the essence hereof.



ARTICLE 2
                                PURCHASE AND SALE

2.1 Purchase of Airware Shares. On the terms and subject to the fulfillment of the conditions hereof, Navtech agrees to purchase the Airware Shares from the Vendors effective as of the Closing Date.

2.2      Payment of Purchase Price.

(a) The purchase price (the "Purchase Price") for the Airware Shares shall be satisfied by the issuance by Navtech on the Closing Date:

          (i) to the Vendors an aggregate of 133,565 (rounded down to 133,560) common stock of Navtech Shares, which number of Navtech Shares has been calculated as follows:

               $200,000 divided by:

               (x) the value of each Navtech Share at the closing price on the OTCBB on January 10, 2001 (being US$1.00); and

               (y) the closing price as so determined in (x) above translated from United States dollars into Canadian dollars using the Spot Rate published in the Globe & Mail Report on Business on the morning of January 10, 2001 (being $1.4974); and

          (ii) to each Vendor 1,000 Navtech Warrants for each Common Share owned by such Vendor; and

          (iii)to Jose and Mario, being the holders of all the issued and outstanding Preferred Shares, of an aggregate of $50,000.

(b) The Purchase Price described in Section 2.2 (a)(i) shall be paid by Navtech issuing to the Vendors at the Closing Time the Navtech Shares in amounts in proportion to their holding of Common Shares set out opposite their respective names in Schedule 3.2(4) (Airware Ownership).

(c) The Purchase Price described in Section 2.2 (a)(iii) shall be paid by Navtech paying to Jose and Mario at the Closing Time the aggregate of $50,000 in proportion to their holding of Preferred Shares set out opposite their respective names in Schedule 3.2(4) (Airware Ownership).



ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

3.1      Representations and Warranties of Navtech.

                  Navtech represents and warrants to the Vendors as follows and confirms that the Vendors are relying upon the accuracy of each of such representations and warranties in connection with the purchase of the Airware Shares and the completion of the other transactions hereunder (for purposes of the following representations and warranties, unless the context otherwise requires:

(1) Corporate Authority and Binding Obligation. Navtech has good right, full corporate power and absolute authority to enter into this Agreement and to issue the Navtech Shares and Navtech Warrants to the Vendors in the manner contemplated herein and to perform all of Navtech's obligations under this Agreement. Navtech and its board of directors have taken all necessary actions, steps and corporate and other proceedings to approve or authorize, validly and effectively, the entering into, and the execution, delivery and performance of this Agreement and the issuance of the Navtech Shares and Navtech Warrants by Navtech to the Vendors. This Agreement is a legal, valid and binding obligation of Navtech, enforceable against it in accordance with its terms subject to:

     (a)  bankruptcy,  insolvency,  moratorium,  reorganization  and other  laws
          relating  to  or  affecting  the  enforcement  of  creditors'   rights
          generally, and

     (b) the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.

(2) Regulatory Approvals. Except for the approvals which are presently in effect and for the approval required to be obtained from the securities commission in the province of Quebec, no authorizations or approvals of, or notifications to, any federal or provincial government or governmental agency, board, commission or authority are required to be obtained by Navtech in connection with the execution, delivery or performance by Navtech of this Agreement or the completion of the transactions contemplated herein.

(3)  Status and Constating Documents.

     (a) Navtech is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware. Navtech has all necessary corporate power to own its properties and to carry on its business as it is now being conducted.

     (b)  The articles,  by-laws and other constating  documents of Navtech,  as
          amended  to  the  date  hereof,   are  listed  in  Schedule  3.1(3)(b)
          (Constating Documents) attached hereto.

     (c) Navtech is duly licensed, registered and qualified as a corporation to do business in the United States in the State of California and is up to date in the filing of all required corporate returns and other notices and filings. Except for the State of Colorado, Navtech does not carry on business outside of the above-mentioned locations in a manner which requires registration.

(4) Compliance with Constating Documents, Agreements and Laws. The execution, delivery and performance of this Agreement and each of the other documents contemplated or referred to herein by Navtech, and the completion of the transactions contemplated hereby, will not constitute or result in a violation or breach of or default under, or cause the acceleration of any obligations of Navtech under:

     (a) any term or provision of any of the articles, by-laws or other constating documents of Navtech;

     (b) the terms of any agreement (written or oral), indenture, instrument or understanding or other obligation or restriction to which Navtech is a party or by which it is bound; or

     (c) subject to obtaining the regulatory consents referred to in Schedule 3.1(2) (Navtech Regulatory Approvals), any order of any court, governmental authority or regulatory body or any law or regulation of any jurisdiction in which the Business is carried on.

(5) Authorized and Issued Capital. The authorized capital of Navtech consists of 10,000,000 common shares, par value $0.001, and 2,000,000 preferred shares, par value $0.10, of which no preferred shares and 3,449,757 common shares, as of January 26 2001, have been duly issued and are outstanding as fully paid and non-assessable shares.

(6) Validly Issued Shares. The Navtech Shares to be issued by Navtech to the Vendors as provided for in Section 2.2 of this Agreement will have been duly and validly issued as fully paid and non-assessable shares upon their issuance at the times and in the manner provided for in this Agreement. The shares underlying the Navtech Warrants to be issued by Navtech to the Vendors as provided for in Section 2.2 of this Agreement have been duly and validly reserved for issuance and upon the exercise of the Navtech Warrants in accordance with the terms thereof will be issued as fully paid and non-assessable shares.

(7)  Securities Act. Navtech is:

     (a) a reporting issuer (or its equivalent) in the United States and its common shares trade on the OTCBB under the symbol "NAVH"; and

     (b) in compliance with its timely disclosure obligations under Section 13 of the Securities Exchange Act of 1934 (United States), as amended, and there has not occurred any material adverse change in respect of Navtech which has not been publicly disclosed pursuant to a press release or a filing with the Securities and Exchange Commission.

(8) Prospectus Exemption. The issuance and delivery pursuant to Section 2.2 of this Agreement of the Navtech Shares and Navtech Warrants therein referred to by Navtech to the Vendors in the Province of Quebec will be, upon approval of an application pursuant to Section 263 of the Securities Act (Quebec) as described in Section 3.1(2) hereto, and in the Province of Ontario are, by virtue of subsections 35(1)16 and 17 and subsections 72(1)(j) and (k) of the Securities Act (Ontario), exempt from the prospectus and registration requirements of the Securities Act (Quebec) and the Securities Act (Ontario) and no document must be filed, proceedings taken or approval, permit, consent, order or authorization obtained under such legislation to permit such offering, sale and delivery of the Navtech Shares and Navtech Warrants by Navtech to the Vendors.

3.2      Representations and Warranties of Vendors.

                  Each of the Vendors  severally and not jointly  represents and warrants to Navtech as set out in Sections 2, 3, 4, 5, 7 and 45 below and confirms that Navtech is relying upon the accuracy of each of such representations and warranties in connection with the purchase of the Airware Shares and the completion of the other transactions hereunder. Jose and Mario jointly and severally represent and warrant to Navtech as set out in each of the sections below (other than Sections 2, 3, 4, 5, 7 and 45) and confirm that Navtech is relying upon the accuracy of each of such representations and warranties in connection with the purchase of the Airware Shares and the completion of the other transactions hereunder:

(1) Corporate Authority. Each of Airware and its board of directors has taken all necessary actions, steps and corporate and other proceedings to approve the sale of the Airware Shares to Navtech.

(2) Binding Obligation. Each Vendor has the right (and, if a corporation, the power and authority) to enter into this Agreement, to sell the Vendor's Airware Shares in the manner contemplated herein and to perform all of the Vendor's obligations under this Agreement. This Agreement is a legal, valid and binding obligation of each Vendor, enforceable against each Vendor in accordance with its terms subject to:

     (a)  bankruptcy,  insolvency,  moratorium,  reorganization  and other  laws
          relating  to  or  affecting  the  enforcement  of  creditors'   rights
          generally, and

     (b) the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.

(3) No Other Purchase Agreements. Except in respect of any rights under the unanimous shareholders agreement between the shareholders of Airware, as amended, which rights shall be waived in writing prior to the Closing Time, and in respect of any agreements which shall be exercised in full or cancelled prior to the Closing Time, no person has any agreement, option, understanding or commitment or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement, option or commitment, including convertible securities, warrants or convertible obligations of any nature, for:

     (a) the purchase, subscription, allotment or issuance of, or conversion into, any of the unissued shares in the capital of Airware or any securities of Airware; or

     (b) the purchase or other acquisition from Airware of any of its undertaking, property or assets, other than in the ordinary course of the Airware Business.

(4) Ownership. Each Vendor represents and warrants that such Vendor is the registered and beneficial owner of the Airware Shares listed opposite such Vendor's name in Schedule 3.2(4) (Airware Ownership) annexed hereto, free and clear of all liens, charges, security interests, Encumbrances and rights of others.

(5) Contractual and Regulatory Approvals. Except as specified in Schedule 3.2(5) (Airware Contractual and Regulatory Approvals) attached hereto, and on the assumption that Airware qualifies as a "private company" under the Securities Act (Quebec) and Securities Act (Ontario), the Vendors are not under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licences, certifications, authorizations or approvals of, or notifications to, any federal, provincial, municipal or local government or governmental agency, board, commission or authority are required to be obtained by the Vendors in connection with the execution, delivery or performance by the Vendors of this Agreement or the completion of any of the transactions contemplated herein.

(6)  Status, Constating Documents and Licences.

     (a) Airware is a corporation duly incorporated and validly subsisting under the laws of Canada. Airware has all necessary corporate power to own its properties and to carry on its business as it is now being conducted.

     (b) The articles, by-laws and other constating documents of Airware are listed in Schedule 3.2(6)(b) (Airware Constating Documents) attached hereto, and complete and correct copies of each of those documents have been made available to Navtech.

     (c) Airware is duly qualified as a corporation to do business in Quebec and is up to date in the filing of all required corporate returns and other notices and filings, except for the outstanding 1999 and 2000 annual returns to Industry Canada and the outstanding 2000 annual declaration to the Inspector General of Financial Institutions of Quebec. Airware does not carry on business outside of Quebec in a manner which requires extra-provincial registration.

(7) Compliance with Constating Documents, Agreements and Laws. The execution, delivery and performance of this Agreement and each of the other agreements contemplated or referred to herein by each of the Vendors, and the completion of the transactions contemplated hereby, will not constitute or result in a violation or breach of or default under:

     (a)  any  term  or  provision  of any of the  articles,  by-laws  or  other
          constating   documents   of  such  Vendor   (where  the  Vendor  is  a
          corporation);

     (b) the terms of any indenture, agreement (written or oral), instrument or understanding or other obligation or restriction to which such Vendor is a party or by which such Vendor is bound; or

     (c) any term or provision of any of the licences, registrations or qualification of such Vendor or any order of any court, governmental authority or regulatory body or any law or regulation of any jurisdiction.

(8) No Change of Control Provisions Triggered. Provided that any required consents or approvals pursuant to the documents noted in Schedule 3.2(5) (Airware Contractual and Regulatory Approvals) annexed hereto are obtained, the execution, delivery and performance of this Agreement and each of the other agreements contemplated or referred to herein by each of the Vendors, and the completion of the transactions contemplated hereby, will not constitute or result in a violation or breach of or default under any change of control provisions which may be contained in:

     (a) the terms of any indenture, agreement (written or oral), instrument or understanding or other obligation or restriction to which Airware is a party or by which it is bound; or

     (b) any term or provision of any licences, registrations or qualifications of Airware or any order of any court, governmental authority or regulatory body or any applicable law or regulation of any jurisdiction.

(9) Corporate Records. The corporate records and minute books of Airware for the period from incorporation to date, all of which have been made available to Navtech, contain complete and accurate minutes of all meetings of the directors and shareholders of Airware held since the date of incorporation of Airware and original signed copies of all resolutions and by-laws duly passed or confirmed by the directors or shareholders of Airware other than at a meeting. All such meetings were duly called and held. The share register, register of transfers and register of directors and any similar corporate records of Airware are complete and accurate.

(10) Authorized and Issued Capital. The authorized capital of Airware consists of an unlimited number of common shares, preferred A shares and preferred B shares, of which 56 common shares and 5,000 preferred B shares are issued and outstanding as fully paid and non-assessable. No shares or other securities of Airware have been issued in violation of any laws, the articles of incorporation, by-laws or other constating documents of Airware or the terms of any agreement to which Airware is a party or by which it is bound.

(11) Shareholders' Agreements, etc. Except for the unanimous shareholders agreement dated February 26, 1988 between Airware and its shareholders, as amended by agreements dated February 10, 1989 and November 1, 1989, there are no shareholders' agreemen ts, pooling agreements, voting trusts or other similar agreements with respect to the ownership or voting of any of the shares of Airware.

(12) Financial Statements.

     (a) The Airware Financial Statements have been prepared in accordance with generally accepted accounting principles, are true, correct and complete in all material respects and present fairly the financial condition of Airware as of May 31, 2000, including the assets and liabilities of Airware as of May 31, 2000, and the statements of loss and deficit and cash flow for the year ended May 31, 2000.

     (b) The Airware Interim Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with the Airware Financial Statements, are true, correct and complete in all material respects and present fairly in all material respects the financial condition of Airware as of December 31, 2000, including the assets and liabilities of Airware as of December 31, 2000, and the statement of loss and deficit for the seven month period ended December 31, 2000, all subject to normal year end adjustments.

     (c) The rate of change in the financial condition of Airware, including the rate of increase in its loss and deficit, is proportionately no worse than as reflected in the Airware Interim Financial Statements.

(13) Financial Records. All material financial transactions of Airware have been recorded in the financial books and records of Airware in accordance with good business practice, and such financial books and records:

     (a) accurately reflect in all material respects the basis for the financial condition and the revenues, expenses and results of operations of Airware shown in the Airware Financial Statements and the Airware Interim Financial Statements; and

     (b) together with all disclosures made in this Agreement or in the Schedules, present fairly in all material respects the financial condition and the revenues, expenses and results of the operations of Airware as of and to the date hereof.

(14) Liabilities of Airware. , There are no material liabilities or obligations (contingent or otherwise) of Airware of any kind whatsoever, and, to the best of the knowledge of the Vendors, there is no basis for assertion against Airware of any material liabilities or obligations of any kind, other than:

     (a) liabilities and obligations disclosed or reflected in or provided for in the Airware Financial Statements or the Airware Interim Financial Statements;

     (b) liabilities and obligations incurred since the Airware Statements Date which were incurred in the ordinary course of the routine daily affairs of the Airware Business and, in the aggregate, are not materially adverse to the Airware Business; and

     (c) the liabilities and obligations disclosed in this Agreement or in the Schedules.

(15) Indebtedness. Other than accounts payable arising in the ordinary course of the routine daily affairs of the Airware Business, Airware has no bonds, debentures, mortgages, promissory notes or other indebtedness outstanding, and is not under any obligation to create or issue any bonds, debentures, mortgages, promissory notes or other indebtedness, other than as described in Schedule 3.2(15) (Airware Additional Liabilities) attached.

(16) Absence of Certain Changes or Events. Since the Airware Statements Date, Airware has not:

     (a) incurred any obligation or liability (fixed or contingent), except normal trade and business obligations incurred in the ordinary course of the Airware Business, none of which is materially adverse to Airware;

     (b) paid or satisfied any obligation or liability (fixed or contingent), except:

          (i)  current liabilities included in the Airware Financial Statements;

          (ii) current liabilities incurred since the Airware Statements Date in the ordinary course of the Airware Business; and

          (iii)scheduled payments pursuant to obligations under loan agreements or other contracts or commitments described in this Agreement or in the Schedules hereto;

     (c) created any Encumbrance upon any of its properties or assets nor are its properties and assets subject to any priorities as a result of any actions taken by Airware, except as described in this Agreement or in the Schedules hereto;

     (d) sold, assigned, transferred, leased (as lessor) or otherwise disposed of any of its properties or assets, except in the ordinary course of the Airware Business, except for the property lease for the Montreal office described in Schedule 3.2 (25) (Airware Leases);

     (e) purchased, leased (as lessee) or otherwise acquired any properties or assets, except in the ordinary course of the Airware Business;

     (f)  waived,   cancelled  or  written-off  any  rights,  claims,   accounts
          receivable or any amounts payable to Airware, except in the ordinary course of the Airware Business;

     (g) entered into any transaction, contract, agreement or commitment, except in the ordinary course of the Airware Business or as described in or contemplated by this Agreement or in the Schedules hereto;

     (h) terminated, discontinued, closed or disposed of any plant, facility or business operation;

     (i) had any supplier terminate, or communicate to Airware the intention or threat to terminate its relationship with Airware, or the intention to reduce substantially the quantity of products or services it sells to Airware, except in the case of the suppliers whose sales to Airware are not, in the aggregate, material to the Airware Business or the Condition of Airware;

     (j) made any material change with respect to any method of management, operation or accounting in respect of the Airware Business;

     (k) suffered any damage, destruction or loss (whether or not covered by insurance) which has materially adversely affected or could materially adversely affect the Airware Business or the Condition of Airware;

     (l) increased any form of compensation or other benefits payable or to become payable to any of the employees of Airware, except increases made in the ordinary course of the Airware Business;

     (m)  suffered any extraordinary loss relating to the Airware Business;

     (n) made or incurred any material change in, or become aware of any event or condition which is likely to result in a material change in, the Airware Business or the Condition of Airware or its relationship with its customers, suppliers or employees; or

     (o) authorized, agreed or otherwise become committed to do any of the foregoing.

(17) Commitments for Capital Expenditures. Airware is not committed to make any material capital expenditures nor have any material capital expenditures been authorized by Airware at any time since the Airware Statements Date.

(18) Dividends and Distributions. Since the Airware Statements Date, Airware has not declared or paid any dividend or made any other distribution on any of its shares of any class, or redeemed or purchased or otherwise acquired any of its shares of any class, or reduced its authorized capital or issued capital, or agreed to any of the foregoing, in a manner which has changed Airware shareholders' equity.

(19) Tax Matters.

     (a) Airware has duly and on a timely basis prepared and filed all tax returns, elections, forms, designations and other documents required to be filed by it in respect of all Governmental Charges, and permitted to be filed by it in respect of all losses, investment tax credits and scientific research and experimental development expenditures and such returns and documents are complete and correct. Complete and correct copies of all such returns and other documents filed in respect of the three fiscal years of Airware ended prior to the date hereof have been made available to Navtech.

     (b) Airware has paid all Governmental Charges which are due and payable by it on or before the date hereof. Adequate provision was made in the Airware Financial Statements and Airware Interim Financial Statements for all Governmental Charges for the periods covered by the Airware Financial Statements and Airware Interim Financial Statements, respectively. Airware has no liability for Governmental Charges other than those provided for in the Airware Financial Statements and those arising in the ordinary course of the operation of the Airware Business since the Airware Statements Date.

     (c) Canadian federal and provincial income tax assessments have been issued to Airware covering all past periods up to and including the fiscal period ended May 31, 2000. There are no actions, suits, proceedings, investigations, enquiries or claims now pending or made or, to the best of the knowledge of Airware, threatened against Airware in respect of Governmental Charges.

     (d) There are no agreements, waivers or other arrangements providing for any extension of time with respect to the filing of any tax return or other document or the payment of any Governmental Charges by Airware or the period for any assessment or reassessment of Governmental Charges. Only the fiscal years of Airware subsequent to May 31, 2000 remain open for assessment.

     (e) Airware has withheld from each amount paid or credited to any person the amount of Governmental Charges required to be withheld therefrom and has remitted such Governmental Charges to the proper tax or other receiving authorities within the time required under applicable legislation.

(20) Litigation. Except as set out in Schedule 3.2 (20) (Airware Litigation), there are no actions, suits or proceedings, judicial or administrative (whether or not purportedly on behalf of Airware) pending or, to the best of the knowledge of Airware, threatened, by or against or affecting Airware, at law or in equity, or before or by any court or any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. To the best of the Vendors' knowledge, there are no grounds on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

(21) Title to Assets. Airware is the owner of and has good and marketable title to all of its properties and assets, including, without limitation, all properties and assets reflected in the Airware Financial Statements and all properties and assets acquired by Airware after the Airware Statements Date, free and clear of all Encumbrances and priorities whatsoever, except for:

     (a) the properties and assets disposed of, utilized or consumed by Airware since the Airware Statements Date in the ordinary course of the Airware Business;

     (b) the Encumbrances disclosed or reflected in the Airware Financial Statements or the Airware Interim Financial Statements; and

     (c)  liens for taxes not yet due and payable.

     No other person owns any assets which are being used in the Airware Business, except for the Airware Leased Premises and personal property leased by Airware. There are no agreements or commitments to purchase property or assets by Airware, other than in the ordinary course of the Airware Business.

(22) Deposit Accounts and Safe Deposit Boxes of Airware. The name and address of each bank, trust company or similar institution with which Airware has one or more accounts or one or more safe deposit boxes, the number of each such account and safe deposit box and the names of all persons authorized to draw thereon or to have access thereto are set forth in Schedule 3.2(22) (Airware Bank Accounts) attached.

(23) Accounts Receivable. The accounts receivable of Airware reflected in the Airware Interim Financial Statements and all accounts receivable of Airware arising since the date of the Airware Interim Financial Statements arose from bona fide transactions in the ordinary course of the Airware Business and are valid, enforceable and fully collectible amounts (subject to a reasonable allowance, consistent with past practice, for doubtful accounts as reflected in the Airware Interim Financial Statements or as previously disclosed in writing to Navtech). To the best of the Vendors' knowledge, such accounts receivable are not subject to any set-off or counterclaim.

(24) Real Properties. Airware does not own or have any right, title or interest in any real property, except for Airware's leasehold interests in the Airware Leased Premises.

(25) Airware Leased Premises. Schedule 3.2(25) (Airware Leases) attached hereto lists the only leases or agreements to lease under which Airware leases any real property. Complete and correct copies of the Airware Leases have been made available to Navtech. Airware has not sublet, assigned, licenced or otherwise conveyed any rights in the Airware Leased Premises or in the Airware Leases to any other person. All rental and other payments and other obligations required to be paid and performed by Airware pursuant to the Airware Leases have been duly paid and performed. Airware is not in material default of any of its obligations under the Airware Leases and, to the best of the Vendors' knowledge, the landlord is not in material default of any of its obligations under the Airware Leases. As far as Jose and Mario are aware, the use by Airware of the Airware Leased Premises is not in breach of any building, zoning or other statute, by-law, ordinance, regulation, covenant, restriction or official plan.

(26) Work Orders and Deficiencies. To the best of the knowledge of Jose and Mario, there are no outstanding work orders, non-compliance orders, deficiency notices or other such notices relative to the Airware Leased Premises, the other properties and assets of Airware or the Airware Business which have been issued by any regulatory authority, police or fire department, sanitation, environment, labour, health or other governmental authorities or agencies. To the best of the knowledge of Jose and Mario, there are no matters under discussion with any such department or authority relating to work orders, non-compliance orders, deficiency notices or other such notices. The Airware Business is not being carried on, and none of the Airware Leased Premises or the other properties or assets of Airware are being operated in a manner which is in contravention of any statute, regulation, rule, code standard or policy. As far as Jose and Mario are aware, no amounts are owing by the Vendors in respect of the Airware Leased Premises to any governmental authority or public utility, other than current amounts which are not in arrears.

(27) Condition of Properties and Equipment. As far as Jose and Mario are aware, the building and structures comprising the Airware Leased Premises are free of any structural defect. The heating, ventilating, plumbing, drainage, electrical and air conditioning systems and all other systems used in the Airware Leased Premises and all machinery, equipment, tools, furniture, furnishings and materials used in the Airware Business are in good working order, fully operational and free of any defect, except for normal wear and tear.

(28) Leases of Personal Property. Except as set out in Schedule 3.2(28) (Airware Leases of Personal Property) attached hereto, Airware is not the lessee under any material lease of personal property. Complete and correct copies of each of the leases referred to in Schedule 3.2(28) (Airware Leases of Personal Property) have been made available to Navtech.

(29) Intellectual Property.

     (a) Schedule 3.2(29) (Airware Intellectual Property) attached hereto lists and contains a description of all patents, patent applications and registrations, trade marks, trade mark applications and registrations, copyrights, copyright applications and registrations, trade names and industrial designs, domestic or foreign, owned or used by Airware or relating to the operation of the Airware Business, (all of the foregoing being hereinafter collectively called the "Airware Intellectual Property").

     (b) Airware has good and valid title to all of the Airware Intellectual Property, free and clear of any and all Encumbrances and priorities, except in the case of any Airware Intellectual Property licenced to Airware as disclosed in Schedule 3.2(29) (Airware Intellectual Property). Complete and correct copies of all agreements whereby any rights in any of the Airware Intellectual Property have been granted or licenced to Airware have been made available to Navtech. No royalty or other fee is required to be paid by Airware to any other person in respect of the use of any of the Airware Intellectual Property except as provided in such agreements made available to Navtech. Except as indicated in Schedule 3.2(29) (Airware Intellectual Property), Airware has the exclusive right to use all of the Airware Intellectual Property and has not granted any licence or other rights to any other person in respect of the Airware Intellectual Property. Complete and correct copies of all agreements whereby any rights in any of the Airware Intellectual Property have been granted or licenced by Airware to any other person have been made available to Navtech.

     (c) Except as disclosed in Schedule 3.2(29) (Airware Intellectual Property), there are no restrictions on the ability of Airware or any successor to or assignee from Airware to use and exploit all rights in the Airware Intellectual Property. All statements contained in all applications for registration of the Airware Intellectual Property were true and correct as of the date of such applications. None of the trade marks and trade names included in the Airware Intellectual Property will be impaired or affected in any way by the transactions contemplated by this Agreement.

     (d) To the best of the knowledge of Jose and Mario the conduct of the Airware Business and the use of the Airware Intellectual Property does not infringe, and Airware has not received any notice, complaint, threat or claim alleging infringement of, any patent, trade mark, trade name, copyright, industrial design, trade secret or other Airware Intellectual Property or proprietary right of any other person, and the conduct of the Airware Business does not include any activity which may constitute passing off.

     (e)  Airware is the registered owner of the www.airware.com domain name.

(30) Subsidiaries and Other Interests. Airware has no subsidiaries and does not own any securities issued by, or any equity or ownership interest in, any other person. Airware is not subject to any obligation to make any investment in or to provide funds by way of loan, capital contribution or otherwise to any person.

(31) Partnerships or Joint Ventures. Except as described in Schedule 3.2(35) (Airware Material Contracts), Airware is not a partner or participant in any partnership, joint venture, profit-sharing arrangement or other association of any kind and is not party to any agreement under which Airware agrees to carry on any part of the Airware Business or any other activity in such manner or by which Airware agrees to share any revenue or profit with any other person.

(32) Restrictions on Doing Business. Except as described in Schedule 3.2 (32) (Airware Restrictions on Doing Business) annexed hereto, to the best of the knowledge of Jose and Mario, Airware is not a party to or bound by any agreement which would restrict or limit its right to carry on any business or activity or to solicit business from any person or in any geographical area or otherwise to conduct the Airware Business as Airware may determine. There are no facts or circumstances which would materially adversely affect the ability of Airware to continue to operate the Airware Business as currently conducted following the completion of the transactions contemplated by this Agreement.

(33) Guarantees, Warranties and Discounts.

     (a) Airware is not a party to or bound by any agreement of guarantee, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any person;

     (b) Airware has not given any guarantee or warranty in respect of any of the products sold or the services provided by it, except warranties made in the ordinary course of the Airware Business;

     (c) during each of the three fiscal years of Airware ended immediately preceding the date hereof, no claims have been made against Airware for breach of warranty or contract requirements or negligence or for a price adjustment or other concession in respect of any defect in or failure to perform or deliver any products, services or work which had, in any such year, an aggregate cost exceeding $10,000;

     (d) there are no maintenance obligations of Airware in favour of the customers or users of products of the Airware Business, except obligations incurred in the ordinary course of the Airware Business; and

     (e) Airware is not now subject to any agreement or commitment, and Airware has not, within three years prior to the date hereof, entered into any agreement with or made any commitment to any customer of the Airware Business which would require Airware to repurchase any products sold to such customers or to adjust any price or grant any refund, discount or other concession to such customer.

(34) Licences,  Agency  and  Distribution  Agreements.  Except as  described  in
     Schedule 3.2(35) (Airware Material Contracts), Airware is not a party to any agreement under which the right to use or market any product, service, technology, information, data, computer hardware or software or other property has been granted, licenced or otherwise provided to Airware or by Airware to any other person, or under which Airware has been appointed or any person has been appointed for any of the foregoing.

(35) Outstanding Agreements. Except as described in Schedule 3.2(35) (Airware Material Contracts), Airware is not a party to or bound by any material outstanding or executory agreement, contract or commitment, whether written or oral, other than any contract, commitment or agreement described or referred to in this Agreement or in the Schedules hereto and other than any contract, commitment or agreement arising in the ordinary course of the Airware Business.

(36) Good Standing of Agreements. Airware is not in default or breach of any of its obligations under any material outstanding or executory agreement, contract, or commitments as set forth in Schedule 3.2(35) (Airware Material Contracts) and, to the best of the knowledge of Jose and Mario, there exists no state of facts which, after notice or lapse of time or both, would constitute such default or breach.

(37) Employment Agreements. Except as described in Schedule 3.2(37) (Airware Employment Agreements), and the Employment Agreements being entered into as a condition of this Agreement, Airware is not a party to any written or oral employment, service or consulting agreement relating to any one or more of the Airware employees, except for oral employment agreements or commitments with respect to the continuation of employment or payment of any particular amount upon termination of employment. Airware does not have any employees who cannot be dismissed upon such period of notice as is required by law in respect of a contract of hire for an indefinite term.

(38) Labour Matters and Employment Standards.

     (a) Airware is not subject to any agreement with any labour union or employee association and has not made any commitment to or conducted negotiations with any labour union or employee association with respect to any future agreement and during the period of three years preceding the date of this Agreement, there has been no attempt to organize, certify or establish any labour union of employee association in relation to any of the employees of Airware.

     (b) To the best of the knowledge of Jose and Mario, there are no existing or threatened, labour strikes or labour disputes, grievances, controversies or other labour troubles affecting the employees of Airware.

     (c) Airware has complied in all material respects with all laws, rules, regulations and orders applicable to it relating to employment, including those relating to wages, hours, collective bargaining, occupational health and safety, workers' hazardous materials, employment standards, pay equity and workers' compensation. There are no outstanding charges or complaints against Airware relating to unfair labour practices or discrimination or under any legislation relating to employees. Airware has paid in full all amounts owing under the Workers' Compensation Act (Ontario), or comparable provincial legislation, and the workers' compensation claims experience of Airware would not permit a penalty reassessment under such legislation as far as the Vendors are aware.

(39) Employee Benefit and Pension Plans.

     (a) Except as set out in Schedule 3.2(39) (Airware Employee Plans), Airware does not have, and is not subject to any present or future obligation or liability under, any pension plan, deferred compensation plan, retirement income plan, stock option or stock purchase plan, profit sharing plan, bonus plan or policy, employee group benefit plan, program, policy or practice, formal or informal, with respect to any of the Airware employees, other than any such obligations or liabilities arising under the Canada Pension Plan and other similar health plans established pursuant to statute.

     (b) There are no pending claims by an employee covered under any Airware benefit plan or by any other person which allege a breach of fiduciary duties or violation of governing law or which may result in liability to Airware and there is no basis for such a claim. There are no employees or former employees of Airware who are receiving from Airware any pension or retirement payments, or who are entitled to receive any such payments, not covered by a pension plan to which Airware is a party.

(40) Insurance. Schedule 3.2(40) (Airware Insurance) attached contains a true and complete list of all insurance policies maintained by Airware or under which Airware is covered in respect of its properties, assets, business or personnel as of the date hereof. Complete and correct copies of all such insurance policies have been made available to Navtech. Such insurance policies are in full force and effect and Airware is not in default with respect to the payment of any premium or compliance with any of the provisions contained in any such insurance policy.

(41) Government Assistance. Except as set out in Schedule 3.2(41) (Airware Government Assistance), there are no agreements, loans, other funding arrangements and assistance programs (collectively called "Government Assistance Programs") which are outstanding in favour of Airware from any federal, provincial, municipal or other government or governmental agency, board, commission or authority, domestic or foreign (collectively called "Government Agencies"). Complete and correct copies of all documents relating to the Government Assistance Programs have been made available to Navtech. Airware has performed all of its obligations under the Government Assistance Programs, and no basis exists for any Government Agencies to seek payment or repayment by Airware of any amount or benefit received by it under any Government Assistance Programs.

(42) Compliance with Laws. Airware is not in material violation of any federal, provincial, municipal or other law, regulation or order of any government or governmental or regulatory authority, domestic or foreign.

(43) Copies of Documents. Complete and correct copies (including all amendments) of all contracts, leases and other documents referred to in this Agreement or any Schedule hereto or required to be disclosed hereby have been made available to Navtech.

(44) Disclosure. No representation or warranty contained in this section 3.2, and no statement contained in any schedule, certificate, list, summary or other disclosure document made available or to be provided to Navtech pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact which is necessary in order to make the statements contained therein not misleading.

(45) Vendors' Residency. Each of the Vendors is not a non-resident person within the meaning of section 116 of the Income Tax Act (Canada).



ARTICLE 4
                                 NAVTECH SHARES


4.1 No Registration Under Securities Laws. The Navtech Shares and the shares underlying the Navtech Warrants to be issued to the Vendors have not been and will not be registered under the Securities Act or under the securities laws of any other jurisdiction and will be issued and delivered to the Vendors in reliance on the exemption from the said Securities Act's registration requirements provided by Regulation S under the Securities Act. The Navtech Shares and Navtech Warrants are restricted securities and, following the initial restriction period referred to in Section 4.2 hereof, the Navtech Shares and Navtech Warrants may only be resold in the United States in accordance with Regulation S, Rule 144 or other applicable exemption from registration provisions. The Navtech Shares and Navtech Warrants also may not be resold in the Province of Quebec without further application for exemption.

4.2 Holding Period. The Navtech Shares and the shares underlying the Navtech Warrants to be issued to the Vendors pursuant to Section 2.2 will by held by the Vendors subject to the terms of Section 4.1 and this Section 4.2 and the Regulation S Undertaking. All Navtech Shares and the shares underlying the Navtech Warrants issued to the Vendors shall be retained by the Vendors or their respective beneficiaries for a period of at least twelve (12) months from their respective dates of issue (or such longer restricted period that may in the future be required by Regulation S).

4.3 Representations and Warranties Related to the Navtech Shares. Each of the Vendors severally represents and warrants to Navtech that:

(a) he is not a U.S. person and is not acquiring the Navtech Shares or Navtech Warrants for the benefit of any "U.S. person", as defined in Regulation S;

(b) no offer of the Navtech Shares or Navtech Warrants was made to him in the United States; and

(c) he was outside the United States at the time the order to issue the Navtech Shares and Navtech Warrants was originated; and

(d)  he is not a "dealer" as defined in Section 2(12) of the Securities Act.

4.4      Undertakings.  Each of the Vendors undertakes and agrees that:

(a) he has not and will not engage in any directed selling efforts (as defined in Regulation S) in the United States and that he has not offered or sold any Navtech Shares or Navtech Warrants in the United States to, or for the account of, U.S. persons; and

(b) he will not engage in hedging transactions with respect to the Navtech Shares or Navtech Warrants unless in compliance with the Securities Act, and will not offer or sell any of such shares which he receives pursuant to this Agreement until the expiration of the period of twelve months after their respective dates of issue (or such longer restricted period that may in future be required by Regulation S) and thereafter will only offer or sell such Navtech Shares or Navtech Warrants pursuant to an exemption from the registration requirements of the Securities Act, it being acknowledged that the Navtech Shares or Navtech Warrants are restricted securities within the meaning of Rule 144.

(c) prior to the issuance of any Navtech Shares or the delivery of any Navtech Warrants deliverable to the Vendor pursuant to this Agreement after the date hereof, Vendor shall confirm in writing that the representations, warranties, covenants and agreements set forth in this Article 4 are true, complete and correct as of such date (each such written confirmation, a "Regulation S Undertaking").

4.5 Restrictive Legends. Each of the Vendors acknowledges that the certificates representing the Navtech Shares and the certificates representing the shares issuable upon exercise of the Navtech Warrants will bear the following legend:

             "The shares of common stock represented by this stock certificate have not been registered under the United States Securities Act of 1933, as amended (the "Act"), or any other federal or state securities or blue sky laws, and have been sold in a manner intended to comply with the conditions contained in Regulation S under the Act. Any transfer is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an available exemption from registration and any hedging transaction involving the shares may not be conducted unless in compliance with the Act. Prior to [insert date being twelve months after the date of issuance of the Navtech Shares], (the "Termination Date"), no offer, sale, transfer, pledge or other disposition (collectively, a "Disposition") of the shares of common stock represented by this stock certificate may be made and any such Disposition after the Termination Date may only be made pursuant to Rule 144 or any other exemption from registration under the Act. "

4.6 Furnishing of Information. Each of the Vendors confirms that Navtech has furnished the Vendor with such information concerning the business and affairs of Navtech and its subsidiaries as has been requested by the Vendor including, without limitation, the Annual Reports on Form 10-KSB for years ended October 31, 1998, 1999 and 2000, the current reports on Form 8-K filed during 2001 and other documents in the form in which they were filed with or furnished to the United States Securities and Exchange Commission.

4.7 Opportunity to Obtain Additional Information. Each of the Vendors represents that he has had an opportunity to ask questions of, and receive answers from, an executive officer of Navtech concerning the issue of Navtech Shares and Navtech Warrants and to obtain any additional information necessary to verify the accuracy of the information furnished to them.



ARTICLE 5
                           SURVIVAL AND LIMITATIONS OF
                         REPRESENTATIONS AND WARRANTIES

5.1      Survival of Warranties by Navtech.

                  The representations and warranties made by Navtech and contained in this Agreement, or contained in any document or certificate given in order to carry out the transactions contemplated hereby, will survive the closing of the purchase of the Airware Shares provided for herein and, notwithstanding such closing or any investigation made by or on behalf of the Vendors or any other person or any knowledge of the Vendors or any other person, shall continue in full force and effect for the benefit of the Vendors, provided that no Warranty Claim may be made or brought by the Vendors after the date which is two (2) years following the Closing Date.

                  After the expiration of the period of time referred to in this section, Navtech will be released from all obligations and liabilities in respect of the representations and warranties made by Navtech and contained in this Agreement or in any document or certificate given in order to carry out the transactions contemplated hereby, except with respect to any Warranty Claims made by the Vendors in writing prior to the expiration of such period.

5.2      Survival of Warranties by the Vendors.

                  The representations and warranties made by the Vendors and contained in this Agreement, or contained in any document or certificate given in order to carry out the transactions contemplated hereby, will survive the closing of the purchase of the Airware Shares provided for herein and, notwithstanding such closing or any investigation made by or on behalf of Navtech or any other person or any knowledge of Navtech or any other person, shall continue in full force and effect for the benefit of Navtech, provided that no Warranty Claim may be made or brought by Navtech after the date which is two (2) years following the Closing Date.

                  After the expiration of the period of time referred to in this section, the Vendors will be released from all obligations and liabilities in respect of the representations and warranties made by the Vendors and contained in this Agreement or in any document or certificate given in order to carry out the transactions contemplated hereby, except with respect to any Warranty Claims made by Navtech in writing prior to the expiration of such period.

5.3      Limitations on Warranty Claims by Vendors.

     (a) The Vendors shall not be entitled to make a Warranty Claim if they are advised in writing or otherwise have actual knowledge prior to the Closing Time of the inaccuracy, non-performance, non-fulfillment or breach which is the basis for such Warranty Claim and they complete the transactions hereunder notwithstanding such inaccuracy, non-performance, non-fulfillment or breach.

     (b) The amount of any damages which may be claimed by the Vendors pursuant to a Warranty Claim shall be calculated to be the cost or loss to the Vendors on an after tax basis and after giving effect to any insurance proceeds available to the Vendors in relation to the matter which is the subject of the Warranty Claim.

     (c) The Vendors shall not be entitled to make any Warranty Claim until the aggregate amount of all damages, losses, liabilities and expenses incurred by the Vendors as a result of all misrepresentations and breaches of warranties contained in this Agreement or contained in any document or certificate given in order to carry out the transactions contemplated hereby, after taking into account (b) of this section, is equal to $50,000. After the aggregate amount of such damages, losses, liabilities and expenses incurred by the Vendors exceeds $50,000, the Vendors shall only be entitled to make Warranty Claims to the extent that such aggregate amount, after taking into account the provisions of paragraph (b) of this section, exceeds $50,000.

5.4      Procedure on Warranty Claims Asserted by the Vendors.

                  Any Warranty Claim asserted by the Vendors or with respect to any claim for indemnification made by the Vendors pursuant to Section 8.1 of this Agreement may be made by Jose and Mario on behalf of the Vendors.

ARTICLE 6
                                    COVENANTS

6.1      Covenants by Navtech.

                  Navtech covenants to the Vendors that it will do or cause to be done the following:

     (1) Issuance of Navtech Shares and Warrants. At or before the Closing Time, Navtech will cause all necessary steps and corporate proceedings to be taken in order to permit the Navtech Shares to be issued to the Vendors and the Navtech Warrants to be delivered to the Vendors with the underlying shares duly and validly reserved for issuance.

     (2) Consent of Quebec Securities Commission. Navtech shall apply to the Quebec Securities Commission for an exemption from the registration and prospectus requirements of the Securities Act (Quebec) for the issuance of the Navtech Shares and the Navtech Warrants to the Vendors who are resident of the Province of Quebec.

     (3) Investment Canada Act. Navtech shall provide the notification required pursuant to Investment Canada Act (Canada) within 30 days following the Closing Date with respect to the purchase of the Airware Shares in accordance with such Act.

6.2      Covenants of the Vendors.

                  Each of the Vendors severally covenants to Navtech that such Vendor will do or cause to be done the following:

     (1) Transfer of Airware Shares. At or before the Closing Time, each Vendor will cause all necessary steps and corporate proceedings to be taken in order to transfer such Vendor's Airware Shares to Navtech free and clear of any Encumbrances and priorities.

     (2) Compliance with Laws. Each Vendor shall at all times comply with all relevant laws, policies and regulations of applicable jurisdictions, including without limitation all applicable securities laws and regulations, and with all applicable shareholder, partnership and other agreements by which such Vendor may be bound in connection with the completion of the transaction contemplated by this Agreement.



ARTICLE 7
                                   CONDITIONS

7.1      Conditions to the Obligations of the Vendors.

                  Notwithstanding anything herein contained, the obligation of the Vendors to complete the transactions provided for herein will be subject to the fulfillment of the following conditions at or prior to the Closing Time, and Navtech covenants to use its best efforts to ensure that such conditions are fulfilled.

     (1) No Restraining Proceedings. No order, decision or ruling of any court, tribunal or regulatory authority having jurisdiction shall have been made, and no action or proceeding shall be pending or threatened which, in the opinion of counsel to the Vendors, is likely to result in an order, decision or ruling to disallow, enjoin, prohibit or impose any limitations or conditions on the issuance of the Navtech Shares or Navtech Warrants contemplated hereby or in the right of the Vendors to own the Navtech Shares or Navtech Warrants.

     (2) Consents. All approvals, consents, waivers and clearances from shareholders, creditors, landlords, directors, regulatory authorities, unions, governmental and other necessary parties required to be obtained in order to carry out the transactions contemplated hereby in compliance with all laws and agreements binding upon the parties hereto shall have been obtained.

     (3) Consent of Quebec Securities Commission. The Quebec Securities Commission shall have provided its conditional consent to the issuance of the Navtech Shares and the Navtech Warrants the Vendors who are resident of the Province of Quebec.

     (4) Non-Compete Agreements. The execution, on or prior to the Closing Time, of non-compete agreements (the "Non-Compete Agreements") with each of Jose Gomide and Mario Guzzi satisfactory to each of the parties thereto.

     (5) Employee Agreements and Consulting Agreements. The execution, on or prior to the Closing Time, of employment agreements with each of Jose Gomide and Mario Guzzi satisfactory to each of the parties thereto (the "Employment Agreements").

7.2      Waiver or Termination by the Vendors.

                  The conditions contained in Section 7.1 hereof are inserted for the exclusive benefit of the Vendors and may be waived in whole or in part by Jose and Mario, on behalf of the Vendors, at any time. Navtech acknowledges that the waiver by Jose and Mario on behalf of the Vendors of any condition or any part of any condition shall constitute a waiver only of such condition or such part of such condition, as the case may be, and shall not constitute a waiver of any covenant, agreement, representation or warranty made by Navtech herein that corresponds or is related to such condition or such part of such condition, as the case may be. If any of the conditions contained in Section 7.1 hereof are not fulfilled or complied with as herein provided, the Vendors may, at or prior to the Closing Time at their option, rescind this Agreement by notice in writing to Navtech given by Jose and Mario on behalf of the Vendors and, in such event, the Vendors and Navtech shall be released from all obligations hereunder.

7.3      Conditions to the Obligations of Navtech.

                  Notwithstanding anything herein contained, the obligation of Navtech to complete the transactions provided for herein will be subject to the fulfillment of the following conditions at or prior to the Closing Time, and each of the Vendors covenants to use its best efforts to ensure that such conditions are fulfilled.

     (1) No Restraining Proceedings. No order, decision or ruling of any court, tribunal or regulatory authority having jurisdiction shall have been made, and no action or proceeding shall be pending or threatened which, in the opinion of counsel to Navtech, is likely to result in an order, decision or ruling, to disallow, enjoin or prohibit the sale of the Airware Shares contemplated hereby or to impose any limitations or conditions which may have a material adverse effect on the Airware Business or the Condition of Airware.

     (2) Consents. All approvals, consents, waivers and clearances from shareholders, creditors, landlords, directors, regulatory authorities, unions, governmental and other necessary parties required to be obtained in order to carry out the transactions contemplated hereby in compliance with all laws and agreements binding upon the parties hereto shall have been obtained, including the consents referred to in
          Schedule 3.2(5) (Airware Contractual and Regulatory Approvals).

     (3) Consent of Quebec Securities Commission. The Quebec Securities Commission shall have provided its conditional consent to the issuance of the Navtech Shares and the Navtech Warrants the Vendors who are resident of the Province of Quebec.

     (4) Satisfactory Due Diligence Review. Navtech shall have completed, and shall be satisfied with, its legal, financial and accounting due diligence review of Airware, which shall include, but not be limited to:

          (a)  a review of all shareholder agreements;

          (b) a review of all documentation regarding the debt obligations of Airware;

          (c)  confirmation   that   there   are   no   significant   unrecorded
               liabilities, priorities or Encumbrances affecting the assets of Airware;

          (d) a review of all contracts considered by Navtech to be material to the Airware Business; and

          (e)  a legal review of all material litigation of Airware.

     (5) Satisfactory Financial Condition. Navtech shall be satisfied as to the financial condition of Airware as at the Closing Date.

     (6) Settlement of Debt. Navtech shall be satisfied as to the arrangements made, prior to the Closing Date, to settle all material debt obligations (other than any indebtedness owing to Airware's banks or any trade payable arising in the normal course of Airware's business) including, without limitation:

          (a) the indebtedness in the approximate amount of $109,000 owing to Business Development Bank of Canada;

          (b) the indebtedness in the approximate amount of $408,000 owing to Rick Sulpizio, a former shareholder of Airware, in respect of various matters, including a purchase agreement between Rick Sulpizio and Airware dated October 25, 1996 for the purchase from Rick Sulpizio of issued shares in the capital of Airware, the cancellation of such purchased shares by Airware and a general release from Rick Sulpizio; and

          (c) the indebtedness in the approximate amount of $111,000 owing to TMS Financial Inc., a former shareholder of Airware, in respect of various matters, including a purchase agreement between TMS Financial Inc. and Airware dated October 16, 1996 for the purchase from TMS Financial Inc. of issued shares in the capital of Airware, and the cancellation of such purchased shares by Airware, and a general release from TMS Financial Inc.

     (7) Absence of Changes. Navtech shall be satisfied as to the absence of any change in the business and affairs of Airware which is materially adverse to the business, operations or prospects (financial or otherwise) of Airware, Navtech or the proposed transaction.

     (8)  Non-Compete   Agreements.   Navtech   shall  be  satisfied   with  the
          Non-Compete Agreements contemplated by Section 7.1(4).

     (9) Employment Agreements. Navtech shall be satisfied with the Employee Agreements contemplated by Section 7.1(5).



7.4      Waiver or Termination by Navtech.

                  The conditions contained in Section 7.3 hereof are inserted for the exclusive benefit of Navtech and may be waived in whole or in part by Navtech at any time. The Vendors acknowledge that the waiver by Navtech of any condition or any part of any condition shall constitute a waiver only of such condition or such part of such condition, as the case may be, and shall not constitute a waiver of any covenant, agreement, representation or warranty made by the Vendors herein that corresponds or is related to such condition or such part of such condition, as the case may be. If any of the conditions contained in Section 7.3 hereof are not fulfilled or complied with as herein provided, Navtech may, at or prior to the Closing Time at its option, rescind this Agreement by notice in writing to the Vendors and in such event Navtech and the Vendors shall be released from all obligations hereunder.

7.5 Navtech acknowledges and agrees that it will not create any indebtedness with the Bank of Montreal which may be charged to any personal guarantees held by any Vendors securing the debt of Airware, and Jose and Mario undertake to forthwith arrange the release of such personal guarantees.



ARTICLE 8
                                     CLOSING

8.1      Closing Arrangements.

                  Subject to the terms and conditions hereof, the transactions contemplated herein shall be closed at the Closing Time at the offices of Desjardins Ducharme Stein Monast, Suite 600, Rue de la Gauchetiere Ouest, Bureau 2400, Montreal, Quebec, or at such other place or places as may be mutually agreed upon by Navtech and the Vendors.

8.2      Documents to be Delivered.

                  At or before the Closing Time, Navtech shall execute, or cause to be executed, and shall deliver, or cause to be delivered, to the Vendors all documents, instruments and things which are to be delivered by Navtech pursuant to the provisions of this Agreement, and the Vendors shall execute, or cause to be executed, and shall deliver, or cause to be delivered, to Navtech all documents, instruments and things which the Vendors are to deliver or to cause to be delivered pursuant to the provisions of this Agreement. In the event that any of the Vendors are not present at the Closing Time at the location determined by the parties, delivery to Jose and Mario of all documents, instruments and things which are to be delivered by Navtech to such Vendor shall constitute legal, valid and binding delivery on the Vendor.



ARTICLE 9
                                 INDEMNIFICATION

9.1      Indemnity by Navtech.

     (1) Navtech agrees to indemnify and save the Vendors harmless from and against any claims, demands, actions, causes of action, damage, loss, deficiency, cost, liability and expense which may be made or brought against the Vendors or which the Vendors may suffer or incur as a result of, in respect of or arising out of:

          (a) any non-performance or non-fulfillment of any covenant or agreement on the part of Navtech contained in this Agreement or in any document given in order to carry out the transactions contemplated hereby;

          (b) any misrepresentation, inaccuracy, incorrectness or breach of any representation or warranty made by Navtech contained in this Agreement or contained in any document or certificate given in order to carry out the transactions contemplated hereby; and

          (c) all costs and expenses including, without limitation, legal fees on a solicitor-and-client basis, incidental to or in respect of the foregoing.

     (2)  The obligations of  indemnification  by Navtech  pursuant to paragraph
          (1) of this Section will be subject to the limitations  referred to in
          Section 5.1 hereof with respect to the survival of the representations and warranties by Navtech.

9.2      Indemnity by the Vendors.

     (1) Each of the Vendors agrees jointly and severally (but limited to each Vendor's proportionate shareholdings in Airware) to indemnify and save Navtech harmless from and against any claims, demands, actions, causes of action, damage, loss, deficiency, cost, liability and expense which may be made or brought against Navtech or which Navtech may suffer or incur as a result of, in respect of or arising out of:

          (a) any non-performance or non-fulfillment of any covenant or agreement on the part of such Vendor contained in this Agreement or in any document given in order to carry out the transactions contemplated hereby;

          (b) any misrepresentation, inaccuracy, incorrectness or breach of any representation or warranty made by such Vendor contained in this Agreement or contained in any document or certificate given in order to carry out the transactions contemplated hereby;

          (c)  the matters  disclosed in Schedule 3.2(20) (Airware  Litigation);
               and

          (d) all costs and expenses including, without limitation, legal fees on a solicitor-and-client basis, incidental to or in respect of the foregoing.

     (2) The obligations of indemnification by the Vendors pursuant to paragraph (1) of this Section will be subject to the limitations referred to in Section 5.2 hereof with respect to the survival of the representations and warranties by the Vendors.

9.3  Procedure.  If any  third  party  commences  any  claim,  suit,  action  or proceeding against a party entitled to indemnification hereunder (the "Indemnified Party"), the Indemnified Party (if Navtech) shall notify Jose and Mario on behalf of the Vendors (or, if one of the Vendors) shall notify each of Jose and Mario, on behalf of the Vendors, and Navtech, of the commencement thereof, provided that failure so to notify the Vendors or Navtech, as the case may be, shall not relieve the Vendors or Navtech, as the case may be, from any liability which they or it may have on account of this indemnity or otherwise as long as the failure to give notice does not preclude the Vendors or Navtech, as the case may be, from defending the claim, suit, action or proceeding. The Vendors or Navtech, as the case may be, shall be entitled to participate in and, to the extent that they or it shall wish, to assume the defense thereof, with counsel satisfactory to the Indemnified Party; provided, however, that the Vendors or Navtech, as the case may be, shall not settle any such claim, suit, action or proceeding without the prior written consent of the Indemnified Party if such settlement involves any injunction or order (other than for the payment of money if indemnification hereunder with respect to such payment is secured in a manner satisfactory to the Indemnified Party) against the Indemnified Party; and after notice from the Vendors or Navtech, as the case may be, to the Indemnified Party of its election so to assume the defense thereof, the Vendors or Navtech, as the case may be, shall not be liable to the Indemnified Party under this Section 9.3 for any legal or other expenses or other reasonable costs of investigation, subsequently incurred by the Indemnified Party in connection with the defense thereof, except as hereinafter provided. The Indemnified Party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless

     (a)  the  employment  of  counsel  by  such  Indemnified   Party  has  been
          authorized in writing by the Vendors or Navtech, as the case may be, or

     (b) the Vendors or Navtech, as the case may be, shall in fact have employed such counsel to assume the defense of such action,

in either of which events, such fees and expenses shall be borne by the Vendors or Navtech, as the case may be.

ARTICLE 10
                               GENERAL PROVISIONS

10.1     Further Assurances.

                  Navtech and each of the Vendors covenants and agrees that at any time and from time to time after the Closing Date it will, upon the request of the other(s), do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, assignments, transfers, conveyances and assurances as may be required for the better carrying out and performance of all the terms of this Agreement.

10.2     Remedies Cumulative.

                  The rights and remedies of the parties under this Agreement are cumulative and in addition to and not in substitution for any rights or remedies provided by law. Any single or partial exercise by any party hereto of any right or remedy for default or breach of any term, covenant or condition of this Agreement does not waive, alter, affect or prejudice any other right or remedy to which such party may be lawfully entitled for the same default or breach.

10.3     Notices.

                  Any notice or other communication hereunder shall be in writing and shall be deemed given when so delivered in person, by overnight courier (with receipt confirmed) or by facsimile transmission (with receipt confirmed by telephone or by automatic transmission report) or on the fourth Business Day after being sent by registered mail, as follows (or to such other persons or addresses as may be specified in writing to the other party hereto):

         To:      Navtech, Inc.
                  c/o Navtech Systems Support Inc.
                  175 Columbia Street West, Suite 102
                  Waterloo, Ontario   N2L 5Z5
                  Attention:   Duncan Macdonald,
                               Chairman of the Board and Chief Executive Officer
                  Telephone:   (519) 747-1170
                  Facsimile:   (519) 747-1003

         To:      The Vendors

                  Jose Gomide
                  565 Berwick Ave.,
                  Town of Mount-Royal, Quebec   H3R 2A1

                  Telephone: 514-739-1431
                  Facsimile:

                  Mario Guzzi
                  274 Juneau
                  LaSalle, Quebec   H8R 3X8

                  Telephone:
                  Facsimile:

                  Daniel Vatne and Karin Vatne
                  C/o Daniel Vatne
                  210 Sherwood
                  Beaconsfield, Quebec   H9W 2G8


                  James Rowan
                  2009 Parklane Cr.
                  Burlington, Ontario   L7M 3V5


                  Les Entreprises Ligeti (1991) Inc.
                  1 Holiday St.
                  East Tower, Basement
                  Pointe-Claire, Quebec   H9R 5N3


                  There   shall  be  no  deemed   receipt  of  notice  or  other
communication sent by registered mail during a period of actual or threatened postal dispute or similar disruption of postal services.

10.4     Counterparts.

                  This Agreement may be executed in several counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute but one and the same instrument.

10.5     Expenses of Parties.

                  Each of the parties hereto shall bear all expenses incurred by it in connection with this Agreement including, without limitation, the charges of their respective counsel, accountants, financial advisors and finders, provided that, for greater certainty, Navtech shall pay the legal expenses relating to the preparation of this Agreement.

10.6     Announcements.

                  No announcement with respect to this Agreement will be made by any party hereto without the prior approval of Navech, Mario and Jose. The foregoing will not apply to any announcement by any party required (as determined by the disclosing party in its sole discretion) in order to comply with laws pertaining to timely disclosure, provided that such party consults with Navech, Mario and Jose before making any such announcement.

10.7     Assignment.

                  The rights of Navtech hereunder shall not be assignable without the written consent of Jose and Mario on behalf of the Vendors. The rights of the Vendors hereunder shall not be assignable without the written consent of Navtech.

10.8     Successors and Assigns.

                This Agreement shall be binding upon and enure to the benefit of

     (a)  Navtech and its successors and permitted assigns, and

     (b) each of the Vendors and, as applicable, their respective heirs, executors, administrators, successors and permitted assigns.

                  Nothing herein, expressed or implied, is intended to confer upon any person, other than the parties hereto and their successors, heirs, executors, administrators and assigns, as the case may be, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

10.9     Entire Agreement.

                  This Agreement and the Schedules referred to herein constitute the entire agreement between the parties hereto and supersede all prior agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied, with respect to the subject matter hereof. None of the parties hereto shall be bound or charged with any oral or written agreements, representations, warranties, statements, promises, information, arrangements or understandings not specifically set forth in this Agreement or in the Schedules, documents and instruments to be delivered on or before the Closing Date pursuant to this Agreement.

10.10    Waiver.

                  Any party hereto which is entitled to the benefits of this Agreement may, and has the right to, waive any term or condition hereof at any time on or prior to the Closing Time provided, however, that such waiver shall be evidenced by written instrument duly executed on behalf of such party.

10.11    Amendments.

     No modification or amendment to this Agreement may be made unless agreed to by the parties hereto in writing.

10.12    Language.

                  Each of the parties hereto hereby acknowledges that it has consented and requested that all documents evidencing or relating in any way to the sale of the shares to be drawn up in the English language only. Les parties a ce contrat reconnaissent par les presentes qu'ils ont consenti et demande que tous les documents faisant foi ou se rapportant de quelque maniere a la vente de ces actions soient rediges en langue anglaise.

10.13    Legal Advice

                  Each of the Vendors hereby represents and warrants to Navtech and acknowledges and agrees that he had the opportunity to seek and was not prevented nor discouraged by Navtech from seeking independent legal advice prior to the execution and delivery of this agreement and that, in the event that he did not avail himself of that opportunity prior to signing this Agreement, he did so voluntarily without any undue pressure and agrees that his failure to obtain independent legal advice shall not be used by him as a defense to the enforcement of his obligations under this Agreement.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement.

                                               NAVTECH, INC.


                                               Per: /s/David Strucke
                                                    ---------------------
                                               Name:     David Strucke
                                               Title:    Chief Financial Officer



/s/                                                 /s/ Jose Gomide
----------------                                    ---------------------
Witness                                              Jose Gomide



/s/                                                 /s/ Mario Guzzi
----------------                                    ---------------------
Witness                                              Mario Guzzi


/s/                                                 /s/ Daniel Vatne
----------------                                    ---------------------
Witness                                              Daniel Vatne


/s/                                                 /s/ Karin Vatne
----------------                                    ---------------------
Witness                                              Karin Vatne



/s/                                                 /s/ James J. Rowan
----------------                                    ---------------------
Witness                                              James J. Rowan



                                              LES ENTREPRISES LIGETI (1991) INC.


                                                    Per:/s/ John Cristinziani
                                                        ------------------------
                                                    Name:   John Cristinziani
                                                    Title: